NAREIT Presentation June 2019

This document may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern and are based upon, among other things, the possible expansion of the company’s portfolio; the sale of properties; the performance of its operators/tenants and properties; its ability to enter into agreements with new viable tenants for vacant space or for properties that the company takes back from financially troubled tenants, if any; its occupancy rates; its ability to acquire, develop and/or manage properties; the ability to successfully manage the risks associated with international expansion and operations; its ability to make distributions to shareholders; its policies and plans regarding investments, financings and other matters; its tax status as a real estate investment trust; its critical accounting policies; its ability to appropriately balance the use of debt and equity; its ability to access capital markets or other sources of funds; its ability to meet its earnings guidance; and its ability to finance and complete, and the effect of, future acquisitions. When the company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. The company’s expected results may not be achieved, and actual results may differ materially from expectations. This may be a result of various factors, including, but not limited to: material differences between actual results and the assumptions, projections and estimates of occupancy rates, rental rates, operating expenses and required capital expenditures; the status of the economy; the status of capital markets, including the availability and cost of capital; issues facing the healthcare industry, including compliance with, and changes to, regulations and payment policies, responding to government investigations and punitive settlements and operators’/tenants’ difficulty in cost-effectively obtaining and maintaining adequate liability and other insurance; changes in financing terms; competition within the healthcare, seniors housing and life science industries; negative developments in the operating results or financial condition of operators/tenants, including, but not limited to, their ability to pay rent and repay loans; the company’s ability to transition or sell facilities with profitable results; the failure to make new investments as and when anticipated; acts of God affecting the company’s properties; the company’s ability to re-lease space at similar rates as vacancies occur; the failure of closings to occur as and when anticipated, including the receipt of third-party approvals and healthcare licenses without unexpected delays or conditions; the company’s ability to timely reinvest sale proceeds at similar rates to assets sold; operator/tenant or joint venture partner bankruptcies or insolvencies; the cooperation of joint venture partners; government regulations affecting Medicare and Medicaid reimbursement rates and operational requirements; regulatory approval and market acceptance of the products and technologies of life science tenants; liability or contract claims by or against operators/tenants; unanticipated difficulties and/or expenditures relating to future acquisitions and the integration of multi-property acquisitions; environmental laws affecting the company’s properties; changes in rules or practices governing the company’s financial reporting; the movement of U.S. and foreign currency exchange rates; and legal and operational matters, including real estate investment trust qualification and key management personnel recruitment and retention. Finally, the company assumes no obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ from those projected in any forward-looking statements. 1

Company Profile Overview Portfolio Snapshot l DOC is an internally managed healthcare REIT Gross Real Estate Assets $4.41bn focused on the selective acquisition and management of high-quality medical office facilities # of Properties Owned 250 leased to leading health systems Gross Leasable Area (SF) 13.6mm l Management’s significant relationships with physicians, hospitals, and health systems offers a % Leased 95.4% distinct strategic advantage relative to peers Weighted Average Lease Term 7.7 years Portfolio Statistics Building Type (% Cash NOI) Campus Proximity (% Cash NOI) Lease Type (% Annualized Base Rent) Gross, 1% Modified Gross, LTACH, Off Campus, 6% 2% 12% MOB, NNN, Specialty 93% Absolute 78% Hospital, Net, 15% 5% On-Campus / Affiliated, 88% All figures as of March 31, 2019 2

Portfolio History Opportunistic growth through relationship-based acquisitions Peachtree A MN B CHI C ROFR D Dunwoody Portfolio Portfolio Portfolio --------- --------- --------- --------- Atlanta, GA Minnesota 51 Properties, 5 Properties, Acquired 2/14 Acquired 2/15 10 States 3 States $36.7mm $116.3mm Acquired 2Q16 Acquired 2Q17 Cap Rate: 7.0% Cap Rate: 6.4% $718.5mm $577.0mm RSF: 131,368 RSF: 362,355 Cap Rate: 6.3% Cap Rate: 4.7% RSF: 3,132,263 RSF: 1,130,552 4,500,000 D 14,000,000 4,000,000 12,000,000 3,500,000 C 3,000,000 10,000,000 2,500,000 8,000,000 2,000,000 6,000,000 1,500,000 B A 4,000,000 Area Leasable Gross 1,000,000 Gross Real Estate Investments Estate Real Gross 500,000 2,000,000 - - Gross Real Estate Assets Net Real Estate Investments/Quarter Total Healthcare Property GLA Average First Year Cash Yield on Property Investments: 2013: 8.6% 2014: 7.6% 2015: 6.9% 2016: 6.6% 2017: 5.5% 2018: 5.5% 3

Demonstrated Acquisition Discipline DOC’s transformative growth has taken place only when advantageous Premium to Consensus NAV vs Net Acquisition Volume A 30% $720,000 MN Portfolio C ----------- A Follow-On 25% $600,000 Offering January 2015 $297mm at 20% $480,000 $16.40 / sh B 15% $360,000 B CHI Portfolio 10% $240,000 ----------- Follow-On Offering 5% $120,000 April 2016 $443mm at 0% $0 $17.85 / sh -5% ($120,000) C ROFR Portfolio ----------- -10% ($240,000) Follow-On Offering June 2017 -15% ($360,000) $421mm at $20.40 / sh -20% ($480,000) 4

Healthcare’s Favorable Demographics l The U.S. population is projected to age considerably in Healthcare Expenditures Per Capita the coming decades $32,903 n Per-capita healthcare spending by individuals aged 65 and over is nearly 3x that of other groups on an annual basis l The CMS projects a 64% increase in healthcare $16,977 expenditures during the next 10 years – largely driven $10,212 by these demographic shifts $3,749 $4,856 National Health Expenditures Projected % of US Population >64 Years Old ($ in billions) 21% 21% 19% $5,963 $5,651 17% $5,345 $5,049 15% $4,767 $4,502 $4,255 $4,031 $3,823 $3,647 $3,492 $3,361 $3,206 $3,031 $2,882 Sources: American Hospital Association TrendWatch Chartbook 2018, Centers for Medicare and Medicaid Services, US Census Bureau 5

Off-Campus Momentum

DOC
LISTED
NYSE

- Rapidly increasing demand and consumerism will require care to be provided in a more efficient and convenient manner
  - Outpatient MOBs offer convenience to consumers, while allowing providers to efficiently integrate care in a single, efficient location
- Healthcare delivery is already moving to the outpatient setting
  - Inpatient admissions have declined consistently during the prior 20 years, while outpatient visits have increased dramatically
- The highest revenue generating services can be executed off-campus – reducing cost and increasing provider profit

Distribution of Outpatient vs Inpatient Revenues



72%
52%
48%
28%
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
Outpatient
Inpatient

Average Revenue Generated per Specialty
(U.S. Healthcare Sector - Top 10 - in $mm)



Cardiovascular Surgery $3.7
Cardiology (Invasive) $3.5
Neurosurgery $3.4
Orthopedic Surgery $3.3
Gastroenterology $3.0
Hematology / Oncology $2.9
General Surgery $2.7
Internal Medicine $2.7
Pulmonology $2.4
Cardiology (Non-Invasive) $2.3

DOC's top tenant specialties (Orthopedics, Surgery, and Oncology) are among the highest revenue generating providers in the US

Admissions / Visits per 1,000 Persons



Inpatient
125
120
115
110
105
100
95
Outpatient
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
Outpatient
Inpatient

Sources: American Hospital Association TrendWatch Chartbook 2018, Merritt Hawkins 2019 Physician Inpatient/Outpatient Revenue Survey

6

PHYSICIANS REALTY TRUST

Campus ≠ Quality l On-campus MOBs have traditionally demanded higher MOB Cap Rates by Asset Size – 2017 & 2018 pricing than off-campus equivalents due to a perceived 6.6% reduction of risk by novice investors 2018 Acquisitions Average 6.4% 155k Leasable Feet l This approach fails to acknowledge undeniable trends 6.0% in healthcare, misattributing value to the campus rather 5.8% than the health system tenant <20k 20k - 40k 40k - 80k >80k l While MOBs surrounding some hospitals may be strong investments, superior risk-adjusted returns can often be found off-campus through the targeting of high quality properties occupied by investment grade systems MOB Construction Starts / On vs Off Campus 69% 57% 43% 31% Off Campus On Campus Source: Revista 2019 Medical Real Estate Investment Forum 7

How DOC Defines Quality Tenant Credit Quality Building Age 30% 70% Traditional Building Size Tenant Real Estate Quality Quality Measures Measures Market Health Tenant Affiliation Building Ecosystem Average Remaining Market Share / Lease Term Position 8

Portfolio Diversification DOC’s portfolio is diversified across 30 states, with no MSA representing over 8% of leasable square footage or tenant responsible for more than 6% of annual base rent Credit Rating(1) Top Ten MSAs MSA Rank % GLA Top Ten Tenants % ABR (Moody’s / S&P) 1 Atlanta / Sandy Springs / Roswell, GA 9 7.7% 1 CommonSpirit - CHI – Nebraska Baa1 / BBB+ 5.7% 2 Dallas / Fort Worth / Arlington, TX 4 5.9% 2 CommonSpirit - CHI - KentuckyOne Baa1 / BBB+ 4.7% 3 Louisville / Jefferson County, KY / IN 45 5.4% 3 Northside Hospital Not Rated 3.5% 4 Phoenix / Mesa / Scottsdale, AZ 11 5.4% 4 Baylor Scott and White Aa3 / AA- 2.7% 5 Minneapolis / St. Paul / Bloomington, MN / WI 16 5.3% 5 Ascension - St. Vincent’s Aa2 / AA+ 2.6% 6 Omaha / Council Bluffs, NE / IA 59 4.4% 6 US Oncology, Inc. Baa2 / BBB+ 2.4% 7 Indianapolis / Carmel / Anderson, IN 34 4.3% 7 CommonSpirit - CHI - St. Alexius Baa1 / BBB+ 2.2% 8 Columbus, OH 32 3.5% 8 HonorHealth A2 / NA 2.1% 9 Seattle / Tacoma / Bellevue, WA 15 2.8% 9 Great Falls Clinic Not Rated 1.9% 10 El Paso, TX 68 2.3% 10 Holston Medical Group Not Rated 1.8% Total 47.0% Total 29.6% Note: All figures as of March 31, 2019 (1) Parent rating used where appropriate 9

Tenant Watchlist

DOC LISTED NYSE

DOC's active watchlist includes four tenants with an unreserved accounts receivable balance of greater than $5k

Tenant	Location	Tenant ABR	% Portfolio ABR	Receivable Balance	Straight Line Rent Balance	Commentary
LifeCare LTACHs (Master Lease)	Plano, TX Ft. Worth, TX Pittsburgh, PA	$ 4.5mm	1.6%	$ 0.8mm	$ 3.4mm	Balance represents two months of uncollected rent. LifeCare bankruptcy and sale process initiated May 2019. DOC master lease was not rejected during initial review, and the resumption of rent payments is expected to occur June 2019.
Foundation El Paso	El Paso, TX	3.9mm	1.3%	1.7mm	3.0mm	Balance represents five months of uncollected rent. Tenant has made significant improvements in operating expenses and revenue cycle; expects to start catch-up payments on past due balance in June using proceeds from revenue improvements and partner capital call.
Foundation San Antonio	San Antonio, TX	2.8mm	1.0%	0.5mm	1.0mm	Balance represents two months of uncollected rent. Cash balance in arrears is currently being serviced under a payment plan between the tenant and the Company which is expected to be fully repaid by December 31, 2019.
Eastern Orange ASC	Cornwall, NY	0.7mm	0.2%	0.2mm	0.1mm	Balance represents three months of rent and CAM charges. Balance past due is under a weekly repayment plan and is expected to be fully repaid by August 31, 2019.
Total		$ 11.9mm	4.1%	$ 3.2mm	$ 7.5mm	

Note: Figures as of May 31, 2019.

10

PHYSICIANS REALTY TRUST

Superior Stability, Improved Quality Higher Tenant Credit Quality Larger, Higher Quality Properties DOC Investment Grade Tenancy DOC Average Building Size (% Leased GLA) (GLA) 60% 55,000 54,356 53% 50% 50,000 40% 45,000 29% 38,810 30% 40,000 20% 35,000 10% 30,000 Industry-Leading Leasing Lower Near-Term Expirations Near Term Lease Expirations Portfolio % Leased (Average % ABR – 2019 to 2023) 98% 15% 96% Peer Average: 11.3% / yr 12% 94% 9% 92% 6% 90% 4.2% 3% 88% 0% DOC WELL HTA HCP VTR HR DOC Big 3 - Ave HR & HTA - Ave Source: Company filings. Expiration statistics are presented as of 3/31/19 for MOBs only. VTR average 11 expirations from 2019 to 2022.

Stable Expiration Schedule DOC HTA / HR DOC’s portfolio provides industry leading stability, exceeding % Leased 95.4% 89.5% closest peers in occupancy and remaining lease term Wtd. Ave. Lease Term 7.7 Years 4.8 Years Lease Expiration Schedule (% Portfolio ABR as of March 31, 2019) 30% 25.1% 25% 21.0% 20% 15% 10.9% 10% 8.8% 7.6% 5.7% 5.7% 4.4% 4.8% 5% 3.6% 2.4% 0% % Leased GLA 2.5% 3.7% 4.6% 4.9% 4.7% 6.0% 7.1% 27.3% 9.1% 10.0% 20.1% Source: Company filings. 2019 expirations include MTM leases. 12

Tenant Specialty Mix

DOC
LISTED
NYSE

Tenant mix is well positioned to capitalize on healthcare delivery trends

Portfolio Healthcare Specialties
(As of March 31, 2019)

On-Campus / Affiliated Assets	% GLA	% ABR
Multi-Specialty (Health System)	45.6%	41.8%
Oncology	8.0%	9.2%
Surgery Center	6.3%	10.2%
Orthopedics	3.8%	3.9%
Internal Medicine	3.7%	3.6%

Off-Campus / Unaffiliated Assets	% GLA	% ABR
Orthopedics	29.6%	28.5%
Oncology	11.4%	14.5%
Ophthalmology	10.8%	11.5%
Surgery Center	7.1%	8.9%
Non-Affiliated Multi-Specialty	5.1%	5.3%

Average Revenue Generated per Specialty
(U.S. Healthcare Sector - Top 10 - in $mm)


Cardiovascular Surgery $3.7
Cardiology (Invasive) $3.5
Neurosurgery $3.4
Orthopedic Surgery $3.3
Gastroenterology $3.0
Hematology / Oncology $2.9
General Surgery $2.7
Internal Medicine $2.7
Pulmonology $2.4
Cardiology (Non-Invasive) $2.3

: Top three portfolio specialties, excluding Multi-Specialty providers

Tenant Desirability Index

Lowest — Highest

Lowest			Highest
Commercial / Retail Family Medicine PT / OT	Non-Affiliated Multi-Specialty Pharmacy Dermatology	System-Affiliated Multi-Specialty Ophthalmology Imaging / Radiology	Orthopedics Oncology Surgery Center

Note: "% GLA" and "% ABR" data presented as a percentage of "On-Campus / Affiliated" and "Off-Campus Unaffiliated" tenancy in each respective table. Specialty revenue data sourced from Merritt Hawkins 2019 Physician Inpatient/Outpatient Revenue Survey

13

PHYSICIANS REALTY TRUST

Strong Liquidity with Access to Capital Extensive relationships allow for flexibility in financing Demonstrated experience in accessing the capital markets… • Nine Follow-On Offerings IPO & Follow-On • Second Amended and Expanded Credit Facility Offerings ($2.5b) • $300 million ATM Program Revolving Unsecured Private Debt Credit Facility Placements • Multiple Direct Private Debt Placements ($850mm) ($225mm) • Two Public Debt Offerings Investment Grade Rated by Unsecured Public Debt Term Loan Offerings Moody’s (‘Baa3’) and S&P (‘BBB-’) ($250mm) ($750mm) ATM Equity Program Unencumbered Gross Real Estate Assets of over $4.1b ($300mm) as of March 31, 2019 14

Commitment to Responsible Borrowing The Company recently completed the recast of its Credit Facility, deferring the next significant debt maturity to 2022 Debt Maturity Schedule (As of March 31, 2019) $450 Senior Notes $425 $402 $400 Credit Facility Mortgages $350 $300 $265 $258 $250 Millions $200 $150 $100 $70 $45 $50 $24 $26 $25 $15 $7 $- $- $- $- 15

Conservative, Measured Leverage DOC remains comfortably in compliance with all covenant thresholds Consolidated Leverage Ratio Secured Leverage Ratio 70% 40% 60% 50% 30% 40% 30% 20% 20% 10% 10% 0% 0% DOC Threshold DOC Threshold Consolidated Debt Service Maintenance of Unencumbered Assets 6.00x 5.00x 5.00x 4.00x 4.00x 3.00x 3.00x 2.00x 2.00x 1.00x 1.00x 0.00x 0.00x DOC Threshold DOC Threshold Note: Covenants as determined by the Company’s March 2017 and December 2017 notes 16

Total Shareholder Return Shareholder returns exceed closest peers and major indices Total Shareholder Return Since DOC IPO 140% DOC (+120%) HTA (+66%) 120% +120% HR (+56%) 100% S&P 500 (+87%) SNL US REIT (+61%) 80% 60% +66% 40% +56% 20% 0% -20% Source: SNL Financial. Performance as of May 28, 2019, assuming the reinvestment of dividends. 17

Reconciliation of Non-GAAP Figures Three Months Ended (Unaudited and In Thousands) March 31, 2019 Net Income $ 11,500 General and Administrative Expense 8,972 Depreciation and Amortization Expense 36,449 Interest Expense 16,269 Net Change in Fair Value of Derivative 13 Net Operating Income $ 73,203 Straight-Line Rent Adjustments (4,762) Amortization of Acquired Above/Below Market Leases 818 Amortization of Lease Inducements 343 Cash Net Operating Income $ 69,602 Selected Definitions Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from DOC’s total portfolio of properties before general and administrative expenses, acquisition-related expenses, depreciation and amortization expense, REIT expenses, interest expense and net change in the fair value of derivative financial instruments, and gains or loss on the sale of discontinued properties. DOC believes that NOI provides an accurate measure of operating performance of its operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, DOC’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired below and above market leases and other non-cash and normalizing items. Other non-cash and normalizing items include items such as the amortization of lease inducements, and payment received from a seller master lease. DOC believes that Cash NOI provides an accurate measure of the operating performance of its operating assets because it excludes certain items that are not associated with management of the properties. Additionally, DOC believes that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. However, DOC’s use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. 18